THIRD AMENDMENT TO LOAN AGREEMENT

This THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is dated as of April 28, 2020 (the "Third Amendment Effective Date") and is by and between CrowdOut Capital LLC, a Texas limited liability company ("Lender"), and Sunworks Inc., a Delaware corporation ("Borrower").

WITNESSETH:

WHEREAS, Lender and Borrower are parties to that certain Loan Agreement dated as of April 27, 2018 , as amended by that certain First Amendment to Loan Agreement dated as of June 3, 2019 and that certain Second Amendment to Loan Agreement dated as of January 28, 2020 (collectively, the "Loan Agreement");

WHEREAS, Borrower has either received or expects to receive unsecured debt pursuant to the "Paycheck Protection Program" (the "PPP Indebtedness") pursuant to and as defined in the Coronavirus Aid, Relief, and Economic Security Act signed into law on March 27, 2020, including all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and as amended, modified, extended, restated, replaced or supplemented from time to time;

WHEREAS, in connection with the PPP Indebtedness, Lender agrees to amend the Loan Agreement, subject to the terms and conditions set forth herein; and

WHEREAS, Borrower and Lender wish to amend the Loan Agreement to (a) reflect understandings between Borrower and Lender concerning the Exit Fee, (b) provide for the reporting of weekly cash flow projections by Borrower to Lender and (c) require Borrower to provide Lender with deposit account control agreements with respect to Borrower's banking and depository accounts, all in accordance with the terms and conditions hereof;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

2. Additional Definitions. The following additional definitions are hereby added to the Loan Agreement:

> "CARES Act" means the Coronavirus Aid, Relief, and Economic Security Act signed into law on March 27, 2020, including all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and as amended, modified, extended, restated, replaced or supplemented from time to time.

"PPP Indebtedness" means unsecured Debt received by the Borrower pursuant to the "Paycheck Protection Program" as defined in the CARES Act.

3. Amendment of Prohibition of Other Indebtedness. Section 6.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

> "6.18 Prohibition of Other Indebtedness. Without Lender's prior written consent, Borrower shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, become or remain obligated for any indebtedness for borrowed money, or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except: (i) indebtedness to Lender, (ii) unsecured trade payables and accrued liabilities arising in the ordinary course of Borrower's business, (iii) any non-recourse project finance loans incurred by any of its Subsidiaries that are special purpose vehicles formed for project development, (iv) any indebtedness of the Company or its Subsidiaries outstanding as of the date of this Agreement **and (v) PPP Indebtedness, provided that the proceeds of such debt are applied by the Borrower in accordance with the terms and conditions set forth in the CARES Act**. Notwithstanding anything herein to the contrary, no later than May 31, 2018, Borrower shall (a) obtain a full lien release from Wells Fargo Bank with respect to the lien on all of Lender's assets granted pursuant to the credit card agreement between Wells Fargo Bank and (b) provide Lender evidence of such lien release and diligently pursue the appropriate filing of such lien release."

4. Addition of Section 6.1(g) of the Loan Agreement. The following is hereby added as a new Section 6.1(g) to the Loan Agreement:

> (g) Borrower shall, concurrently with delivery or promptly following receipt of the same, furnish to Lender copies of all material documentation relating to the PPP Indebtedness provided to or received from the lender extending the PPP Indebtedness, including any material report, statement or certification required to be delivered in connection with the PPP Indebtedness from time to time, and any material notices received from the lender extending the PPP Indebtedness, including any notice regarding forgiveness of the PPP Indebtedness.

5. Addition of Section 6.28 of the Loan Agreement. The following is hereby added as a new Section 6.28 to the Loan Agreement:

> 6.28 Payments of PPP Indebtedness. To the extent that PPP Indebtedness is not forgiven under the CARES Act, Borrower may only pay amounts required to be paid with respect to the PPP Indebtedness upon the due dates of such payable amounts pursuant to the terms applicable to the PPP Indebtedness and may not prepay any such amounts. In no event shall Borrower pay any amounts of interest or principal with respect to any PPP

Indebtedness upon the occurrence, and during the continuation, of any Event of Default.

6. Addition of Section 6.29 of the Loan Agreement. The following is hereby added as a new Section 6.29 to the Loan Agreement:

"6.29 Forgiveness of PPP Indebtedness. Borrower will apply for loan forgiveness with the lender extending the PPP Indebtedness with respect to the maximum forgivable portion of the PPP Indebtedness in accordance with the CARES Act, including those certain Rules and Regulations published in Volume 85, Number 73 of the Federal Register on April 15, 2020, and shall promptly provide evidence of the same to Lender. Borrower shall provide prompt written notice to Lender of the forgiveness amount (if any) of the PPP Indebtedness determined by the lender extending the PPP Indebtedness."

7. Amendment to Section 7.1(e) of the Loan Agreement. Section 7.1(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"(e) Default in the payment of any other obligation of Borrower or any of its Subsidiaries for borrowed money **(including, without limitation, the PPP Indebtedness)**, or in the observance or performance of any conditions, covenants or agreements related or given with respect to any obligations for borrowed money **(including, without limitation, the PPP Indebtedness)**, except for non-recourse project finance loans by any of its Subsidiaries that are special purpose vehicles formed for project development, sufficient to permit the holder thereof to accelerate the maturity of such obligation, including, without limitation, obligations of Borrower or such Subsidiary to Lender."

8. Exit Fee. Section 2.6(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"(a) Borrower may not prepay the Loan within one (1) year of the Closing Date. Beginning one (1) year following the Closing Date, Borrower may prepay the Loan in whole and not in part, provided, however, that in the event Borrower prepays **or repays** the Loan, refinances the Loan, or otherwise, Borrower shall pay the sum of (i) Three Hundred Seventy-Five Thousand Dollars ($375,000.00) if the Loan is prepaid on or prior to March 31, 2020 or (ii) Four Hundred Thirty-Five Thousand Dollars ($435,000.00) if the Loan is prepaid **or repaid** after March 31, 2020 (such amount, the "Exit Fee") in addition to all amounts of principal and accrued interest due and owing on the Loan, with such Exit Fee being payable to the holders of the Senior Note and not to the holders of the Subordinated Note. **For the avoidance of doubt, such Exit Fee shall be payable regardless of whether the Loan is prepaid prior to the Maturity Date or repaid on or after the Maturity Date. In the event the Exit Fee is not timely paid**

as set forth herein, such failure by Borrower shall comprise an Event of Default under Section 7.1(a) hereof and such unpaid balance shall accrue and bear interest at the Default Interest Rate. All payments shall first be applied to all accrued and unpaid interest, with the remainder, if any, applied to unpaid principal."

9. Deposit Account Control Agreements. The following is hereby added as a new Section 6.30 to the Loan Agreement:

"6.30 Deposit Account Control Agreements. As soon as is reasonably practicable following the Third Amendment Effective Date, Borrower shall deliver to Lender deposit account control agreements with respect to all of Borrower's banking or other depository accounts, excluding Borrower's accounts with the lender extending the PPP Indebtedness that have been established for the purpose of holding the PPP Indebtedness proceeds, in forms reasonably acceptable to Lender and the depository bank executed by Borrower and the depository bank holding such accounts. As soon as is reasonably practicable following the establishment of any bank or depository account by Borrower or any Subsidiary of Borrower, excluding accounts with the lender extending the PPP Indebtedness that have been established for the purpose of holding the PPP Indebtedness proceeds, Borrower shall deliver to Lender a deposit account control agreement with respect to such newly established account in a form reasonably acceptable to Lender and the depository bank executed by Borrower or the Subsidiary of Borrower, as applicable, and the applicable depository bank with respect to such newly created account. Borrower shall, and as applicable, shall cause any of Borrower's Subsidiaries to, timely observe and comply with all terms, covenants, conditions and requirements under such deposit account control agreements."

10. Cash Flow Forecasts. The following is hereby added as a new Section 6.31 to the Loan Agreement:

"6.31 Cash Flow Reporting. No less than once every other calendar week, Borrower shall provide Lender with Borrower's then-current thirteen-week cash flow forecast in the form prepared by management and consistent with past practices."

11. Representations, Warranties and Covenants of Borrower. Borrower represents and warrants to Lender and agrees that:

(a) the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except to the extent specifically made with regard to a particular date;

(b) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by Borrower

and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(c) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.

12. Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse Lender for all out-of-pocket expenses paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to, the external attorneys' fees and expenses of attorneys for Lender with respect thereto.

13. Jurisdiction; Governing Law. This Amendment shall be governed by and construed, interpreted and enforced in accordance with the internal, substantive laws of the State of Texas, without giving effect to conflicts of laws principles. The parties voluntarily and irrevocably submit to the jurisdiction of the courts of the State of Texas located in Travis County, Texas, and the Federal Courts of the United States of America located in Travis County, Texas, over any dispute between or among the parties related to or arising out of this Amendment, and each party irrevocably agrees that all such claims in respect of such dispute shall be heard and determined exclusively in such courts. The parties hereby irrevocably consent to the jurisdiction of such courts and hereby waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the venue of such dispute related to or arising out of this Amendment brought in such court or any defense of inconvenient forum for the maintenance of such dispute.

14. Effect of Amendment; Reaffirmation of Loan Documents.

(a) Nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein. The Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Loan Agreement or any other Loan Document to Lender as collateral security for the Obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such Obligations, continues to be and remain collateral for such obligations from and after the date hereof. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Execution of this Amendment by Lender (i) shall not constitute a waiver of any Event of Default in existence or that may arise under the Loan Agreement or any of the other Loan Documents, (ii) shall not impair, modify, restrict or limit any right, power, privilege or

remedy of Lender with respect to any Event of Default in existence or that may arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any custom, course of dealing or other basis for altering any obligation of Borrower or any right, power, privilege or remedy of Lender under the Loan Agreement or any of the other Loan Documents. To the knowledge of Lender, there is no Event of Default under the Loan Agreement or any of the other Loan Documents as of the Third Amendment Effective Date.

(c) The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future noncompliance with the Loan Agreement or any other Loan Document, nor operate as a waiver of any Event of Default.

(d) This Amendment is a Loan Document.

(e) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement and the Loan Documents as modified or amended hereby.

15. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

16. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

17. Entire Agreement. This Amendment, and terms and provisions hereof, the Loan Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written and are the final expression and agreement of the parties hereto with respect to the subject matter hereof

18. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the Third Amendment Effective Date.

BORROWER:

Sunworks Inc.,
a Delaware corporation

By: [signature]
Charles F. Cargile,
Chief Executive Officer

LENDER:

CrowdOut Capital LLC,
a Texas limited liability company

By: [signature]
Name: Michael Schoenbaum
Title: CEO